UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      February 14, 2011 (February 7, 2011)
           DATE OF ORIGINAL REPORT (DATE OF EARLIEST EVENT REPORTED)

                                HST Global, Inc.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 000-15303                          73-1215433
                 ---------                          ----------
          (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)

                     150 Research Drive, Hampton, VA 23666
                     -------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

                                  757-766-6100
                                  ------------
              Registrant's telephone number, including area code:

         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  3.02.  UNREGISTERED  SALES  OF  EQUITY  SECURITIES

On February 7, 2011, the directors of HST Global, Inc. (the "Company") agreed with its Chief Executive Officer, Ron Howell, to convert $320,000 in debt owed to him and to The Health Network, Inc., of which he is president and sole shareholder, into restricted common shares of the Company at a conversion price of $0.04. The conversion was approved by the disinterested directors of the Company. Pursuant to the conversion agreement, the Company will issue 1,000,000 shares to Ron Howell, and 7,000,000 shares to The Health Network, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 14, 2011                HST GLOBAL, INC.
                                        (Registrant)

                                        By: \s\ Ron Howell
                                        Ron Howell
                                        Chief Executive Officer


                                        By: \s\ Bradley C. Robinson
                                        Bradley C. Robinson
                                        Director